UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 5, 2019

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200 Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(310) 481-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

United States Federal Income Tax Considerations

The discussion under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 hereto supersedes and replaces in their entirety (a) the discussion under the heading “United States Federal Income Tax Considerations” in the prospectus dated September 29, 2016, which is (i) a part of Kilroy Realty Corporation’s (the “Company”) and Kilroy Realty, L.P.’s (the “operating partnership”) Registration Statement on Form S-3 (File Nos. 333-213864 and 333-213864-01) filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2016 and (ii) attached to each of the two prospectus supplements dated September 29, 2016 filed by the Company with the SEC on September 29, 2016 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, (b) the discussion set forth in Exhibit 99.1 to the Company’s and the operating partnership’s Current Report on Form 8-K filed with the SEC on October 30, 2017, which was filed with respect to Item 8.01 of Form 8-K, and (c) the discussion set forth in Exhibit 99.1 to the Company’s and the operating partnership’s Current Report on Form 8-K filed with the SEC on February 13, 2018, which was filed with respect to Item 8.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

99.1*	United States Federal Income Tax Considerations

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: March 5, 2019

By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: March 5, 2019

By:	Kilroy Realty Corporation, Its general partner

By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller